                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated February 7, 1996 included in Camco International Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

Houston, Texas
July 30, 1996